UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2004

Wireless Facilities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (858) 228-2000

ITEM  2—ACQUISITION OR DISPOSITION OF ASSETS

On January 5, 2004, Wireless Facilities, Inc. (“WFI”) completed its acquisition of all of the outstanding securities of High Technology Solutions, Inc. (the “Company”), for $48,750,000 in cash. Such initial consideration was reduced by $262,109 for certain post-closing purchase price adjustments pursuant to the Agreement and Plan of Reorganization (“Agreement”) by and among WFI, WFI Government Services, Inc. (“Parent”), a Delaware corporation and wholly-owned subsidiary of WFI, Horseshoe Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, the Company and certain stockholders. As a result of the acquisition, the Company became a wholly-owned subsidiary of the Parent and therefore, will be included in the consolidated financial results of WFI effective for periods subsequent to January 5, 2004.

The preceding description of the terms of the Agreement is qualified in its entirety by reference to the complete text of the Agreement filed as an exhibit to the original filing on Form 8-K on January 16, 2004.

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ITEM  7—FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

(1)	High Technology Solutions, Inc.’s audited (i) Consolidated Balance Sheet as of August 29, 2003; (ii) Consolidated Statement of Operations for the year ended August 29, 2003; (iii) Consolidated Statement of Stockholders’ Deficit for the year ended August 29, 2003; (iv) Consolidated Statement of Cash Flows for the year ended August 29, 2003 and (v) related notes to consolidated financial statements along with the Report of Independent Auditors are filed with this report as Exhibit 99.1.

(2)	High Technology Solutions, Inc.’s unaudited (i) Consolidated Balance Sheet as of November 28, 2003; (ii) Consolidated Statements of Operations for the three months ended November 28, 2003 and November 29, 2002; (iii) Consolidated Statement of Stockholders’ Deficit for the three months ended November 28, 2003; (iv) Consolidated Statements of Cash Flows for the three months ended November 28, 2003 and November 29, 2002 and (v) related notes to consolidated financial statements are filed with this report as Exhibit 99.2.

(b)	Pro Forma Financial Statements.

(1)	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2003 and the related notes thereto are filed with this report as Exhibit 99.3.

(2)	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003 and the related notes thereto are filed with this report as Exhibit 99.3.

(c)	Exhibits.

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	High Technology Solutions, Inc.’s audited (i) Consolidated Balance Sheet as of August 29, 2003; (ii) Consolidated Statement of Operations for the year ended August 29, 2003; (iii) Consolidated Statement of Stockholders’ Deficit for the year ended August 29, 2003; (iv) Consolidated Statement of Cash Flows for the year ended August 29, 2003 and (v) related notes to consolidated financial statements along with the Report of Independent Auditors.

99.2	High Technology Solutions, Inc.’s unaudited (i) Consolidated Balance Sheet as of November 28, 2003; (ii) Consolidated Statements of Operations for the three months ended November 28, 2003 and November 29, 2002; (iii) Consolidated Statements of Cash Flows for the three months ended November 28, 2003 and November 29, 2002; (iv) Consolidated Statement of Stockholders’ Deficit for the three months ended November 28, 2003 and (v) related notes to consolidated financial statements.

99.3	Unaudited Pro Forma (i) Combined Balance Sheet as of December 31, 2003; (ii) Combined Statement of Operations for the year ended December 31, 2003 and (iii) related notes thereto.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Date: March 19, 2004	Wireless Facilities, Inc.

	By:	/s/ Dan Stokely, CPA

Dan Stokely, CPA Interim Chief Financial Officer, Vice President, Corporate Controller (Principal Financial and Accounting Officer)

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